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                                                                    EXHIBIT 23.1

                          SEEQ TECHNOLOGY INCORPORATED

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-27419, No. 33-6554 and No. 33-35838) of SEEQ Technology Incorporated of our report dated October 16, 1998, appearing on page 22 of this Form 10-K.




/s/ PricewaterhouseCoopers LLP
San Jose, California
December 18, 1998


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